Arbitral Award, Settlement Agreement and Mining Data Sale: (Details Narrative) $ in Thousands	Dec. 31, 2021 USD ($)
Arbitral Award Settlement Agreement And Mining Data Sale
Total Award	$ 740,300
Settlement Agreement	1,032,000
[custom:VenezuelaAgreedToPayForAward-0]	792,000
Venezuela Agreed To Pay For Mining Data	240,000
Payments Made Pursuant To Settlement Agreement	254,000
Amount Due And Unpaid Including Interest	924,000
Interest Due	$ 146,000
Amount Of Proceeds Cvr Holders Entitled To	5.466%
Cumulative Amount Paid To Cvr Holders	$ 10,000
Increase In Obligation To Cvr Holders	$ 60
Bonus Percentage Of First Two Hundred Million Collected	1.28%
Bonus Percentage Thereafter	6.40%
Cumulative Amount Paid To Bonus Plan Participants	$ 4,400
Increase In Obligation To Bonus Plan Participants	$ 70